UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)  November 2, 2005
BankAtlantic Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2100 West Cypress Creek Road
Ft. Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code      954-940-5000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signature

Item 7.01. Regulation FD Disclosure
     BankAtlantic Bancorp, Inc. (the “Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 Form 8-K. The presentation materials were prepared to be included in presentations with investors during the fourth quarter of 2005. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1). The presentation also contains financial information determined by methods other than in accordance with GAAP. The Company’s management uses these non-GAAP measures, which it defines as “operating” measures, in their analysis of the Company’s performance. These “operating” measures adjust GAAP income from continuing operations to exclude the costs associated with debt redemptions, litigation settlement, impairment of securities, impairment of office properties and equipment, amortization of goodwill, impairment of goodwill, and acquisition and restructuring charges. The Company believes that these non-GAAP operating measures supplement our GAAP financial information and provide useful measures of evaluating the Company’s operating results and any related trends that may be affecting the Company’s business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
Item 9.01 Financial Statements and Exhibits
     (c) Investor presentation materials.
Signature
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 2, 2005

BANKATLANTIC BANCORP, INC.
By:	James A. White
James A. White
Chief Financial Officer

(NYSE:BBX) Assets1 $6.4 Billion Equity Capital1 $523 Million Market Capitalization1 $1.0 Billion Book Value per Share1 $8.62 Price to Book2 1.60x Price to Earnings2 11.27x Price to Operating Earnings3 10.91x 1At 9/30/05 2Trailing 12 months, based on $13.75 per share closing price on 10/28/05 3GAAP Income from Continuing Operations adjusted as shown on slide #49 BANKATLANTIC BANCORP

BankAtlantic Ryan Beck & Co. Parent Company Revenue: 3Q'05 $82 Million YTD $241 Million Revenue: 3Q'05 $53 Million YTD $197 Million Revenue: 3Q'05 $(4) Million YTD $(11) Million Revenue: 3Q'05 $131 Million +10% vs 3Q'04 YTD $426 Million +10% vs YTD '04 BANKATLANTIC BANCORP

BankAtlantic Ryan Beck & Co. Parent Company Operating Net Income: (1) 3Q'05 $19 Million YTD $57 Million Operating Net Income: (1) 3Q'05 $423 Thou. YTD $16 Million Operating Net Income: (1) 3Q'05 $(3) Million YTD $(10) Million Operating Net Income: (1) 3Q'05 $16 Million +11% vs 3Q'04 YTD $63 Million +36% vs YTD '04 BANKATLANTIC BANCORP 1GAAP Income from Continuing Operations adjusted as shown on slide #49

Income from Continuing Operations1 (in Millions) $19.2 $38.6 $70.8 Operating Net Income2 (in Millions) $38.8 $46.8 $63.6 Return on Tangible Equity from Continuing Operations1 5.38% 9.49% 20.01% Operating return on Tangible Equity2 14.28% 15.67% 17.99% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #49 2GAAP Income from Continuing Operations adjusted for the items shown on slide #49 KEY FINANCIAL HIGHLIGHTS 2002 2003 2004 BANKATLANTIC

Income from Continuing Operations1 (in Millions) $14.7 $16.2 + 10.7% Operating Net Income2 (in Millions) $14.7 $16.2 + 10.7% Return on Tangible Equity from Continuing Operations1 16.18% 15.05% Operating return on Tangible Equity2 16.18% 15.05% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #49 2GAAP Income from Continuing Operations adjusted as shown on slide #49 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 3Q'05 vs. 3Q'04 3Q'05 3Q'04

FLORIDA DEPOSIT RANKING* Institution Branches Deposits ($ in Billions) *Other institution's branch & deposit data as of 3/31/05; BankAtlantic's as of 9/30/05 Source: Florida Bankers Assoc. 1. Bank of America 739 $61.7 2. Wachovia 797 61.1 3. SunTrust 463 34.0 4. Washington Mutual 215 11.6 5. AmSouth 221 9.4 6. World Savings 50 7.0 7. Colonial 150 6.3 8. AmTrust 15 5.0 . . . . . . . . . . . . 14. BankAtlantic 78 $3.9 BANKATLANTIC

BankAtlantic Deposits (In millions) BankAtlantic Market Share As of 3/31/05 Source: Florida Bankers Assoc. MARKET SHARE Broward (Fort Lauderdale) $1,761 5.4% 6 Palm Beach / Treasure Coast 1,232 3.2% 8 Miami-Dade 497 0.8% 22 Tampa Bay 154 0.5% 21 BankAtlantic Footprint 3,644 3.8% 10 BANKATLANTIC BankAtlantic Rank

STRATEGY Increase Low Cost Deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture Grow lending in Consumer, Small Business, Commercial Real Estate Supplement core Earning Assets with conforming residential loans Maintain high credit quality standards BANKATLANTIC

Number of Counters in Service: 76 3Q '03 4Q '03 1Q '04 2Q '04 3Q '04 4Q '04 1Q '05 2Q '05 3Q '05 East 30053 41122 49638 60547 60071 68121 71106 86718 95855 SELF SERVICE COIN COUNTER Number of Transactions

DEPOSIT MIX Savings4% DDA12% NOW9% MMKT24% CDs51% East 103055 278707 198295 559390 1182074 BANKATLANTIC 1Includes Public & Brokered CDs *Average balances for the 9 months ended 9/30/05 Savings8% DDA26% NOW19% MMKT25% CDs22% East 295450 956744 672224 910697 780258 Low Cost Deposits = 25% Low Cost Deposits = 53%

2001 2002 2003 2004 2005 Estimate NEW LOW COST DEP 43000 99000 145000 166000 201000 NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* *DDA, NOW, Savings

DEPOSIT GROWTH DDA NOW SAVINGS MMA CDs 3Q'04 781.916 590.051 252.408 893.315 724.601 3Q'05 1017.072 673.803 303.348 921.585 777.742 LOW COST DEPOSITS* 3Q'04 1818.536 3Q'05 1994.223 Period-end Balances, Millions 30% 14% 20% 7% 0.20% 0.00% 0.46% 0.30% 2.94% 3% 1.64% 3Q'05 Deposit Cost % Growth Over Year Ago Quarter 23% *DDA, NOW, Savings YEAR-OVER-YEAR CHANGE

GROWTH IN CHECKABLE DEPOSITS* 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 BankAtlantic Checkable Deposits 0.326 0.312 0.315 0.299 0.294 0.315 0.313 0.294 0.269 0.231 0.233 0.215 0.212 0.19504 National Checkable Deposits 0.039 0.041 0.042 0.064 0.051 0.04 0.022 0.014 -0.011 0.006 -0.001 -0.012 -0.018 -0.0321 BankAtlantic vs. National *DDA & NOW Average Account Balances

1 DDA, NOW, Savings 2 Includes Stores open for 2 years or more SEP'02 DEC'02 MAR'03 JUN'03 SEP'03 DEC'03 MAR'04 JUN'04 SEP'04 DEC'04 MAR'05 JUN'05 SEP'05 LCD GROWTH 0.296 0.305 0.312 0.331 0.362 0.335 0.363 0.369 0.272 0.297 0.272 0.235 0.228 15% Goal LOW COST DEPOSIT GROWTH1 "SAME STORE,"2 YEAR-OVER-YEAR CHANGE 20% Goal

LOW COST DEPOSITS* 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 Low Cost Deposit % 0.293 0.301 0.317 0.351 0.396 0.411 0.429 0.454 0.493 0.5 0.501 0.526 0.531 0.543 0.54 *DDA, NOW, Savings % OF TOTAL DEPOSITS

DEMAND DEPOSITS 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 Low Cost Deposit % 0.13 0.14 0.14 0.16 0.18 0.19 0.2 0.21 0.24 0.24 0.24 0.26 0.26 0.282 0.276 % OF TOTAL DEPOSITS

TOTAL DEPOSITS 2001 2002 2003 2004 2005 Estimate Total Deposits 2.276567 2.920555 3.058142 3.457202 3.675766 Compound Growth 12.7% Cost of Deposits 3.68% 2.20% 1.23% 54 72 73 Number of Stores 13.1% Period-end Balances, Billions 74 0.88% 6.3% 78 1.09% BANK OPERATIONS

GROWING FEE INCOME $5.8 Million +0% vs 2Q'05 +30% vs 3Q'04 $16.4 Million +11% vs 2Q'05 +22% vs 3Q'04 Debit Card Deposit Fees 3Q'05 FEE INCOME $23.4 Million Other $1.1 Million -5% vs 2Q'05 +27% vs 3Q'04 BANK OPERATIONS

2001 2002 2003 2004 2005 Estimate Fee Income 32.368349 42.315973 63.144773 78.68041 87.16119 Compound Growth 28.1% 10.8% 24.4% FEE INCOME BANK OPERATIONS Dollars in Millions

2001 2002 2003 2004 2005 Estimate Total Loans 2.774 3.468 3.676 4.599048 4.686923 Compound Growth 14.0% Loan to Deposit Ratio 122% 115% 121% 133% 129% Period-end Balances, Billions LOAN GROWTH BANK OPERATIONS 24.8% 1.9%

LOAN PORTFOLIO MIX Residential Loans44% Commercial Loans37% Consumer Loans11% Small Business Loans3% Corporate Loans.5% East 1323144 1116835 315873 98231 153588 BANKATLANTIC *Average balances for the 9 months ended 9/30/05 Residential Loans47% Commercial Loans36% Consumer Loans11% Small Business Loans4% Corporate Loans.2% East 2198170 1708272 511463 206389 90199

2001 2002 2003 2004 1Q'05 2Q'05 3Q'05 NIM 0.0361 0.0352 0.0328 0.0379 0.0388 0.039 0.0396 NET INTEREST MARGIN BANK OPERATIONS

2001 2002 2003 2004 3Q'05 Non Performing Assets % Loans & Other Assets 1.2% 0.8% 0.4% 0.2% 0.2% Annualized Net Charge offs to Avg. Loans O/S 0.6% 0.6% 0.0% - 0.1% 0.0% Loan Loss Reserve / NPL 114.4% 235.6% 422.1% 582.2% 591.2% Period-end Balances, Billions ASSET QUALITY BANK OPERATIONS

De novo expansion strategy: Open between 5 and 6 stores in 2005 Anticipated break-even 12-15 months Existing Store renovation and "branding" initiative: Renovation and "branding" of existing stores 2005 EXPANSION STRATEGY BANKATLANTIC

39 Branches 429 Financial Counselors $17.9 Billion in Customer Assets RYAN BECK & CO.

Wealth Management Investment Banking Capital Markets $38.0 Million +9% vs 2Q'05 +4% vs 3Q'04 $4.1 Million -87% vs 2Q'05 -65% vs 3Q'04 $12.0 Million -46% vs 2Q'05 +61% vs 3Q'04 3Q'05 TOTAL REVENUE $54.1 Million RYAN BECK & CO.

BANKATLANTIC CURRENT ISSUES Record Ryan Beck 2Q earnings reflected largest transaction in its history Not repeated during balance of year Difficult comparisons for next few quarters Stable net interest margin, but lower earning assets Decision made not to grow assets in response to a flat yield curve Slower growth in low cost deposits 23% growth in 3Q Increased marketing expenses and costs of expanded hours Our response to competitive pressures

INCOME FROM CONTINUING OPERATIONS1 2001 2002 2003 2004 3Q '04 3Q '05 Income from Continuing Ops 22.53 19.15 38.597 70.768 14.691 16.26 CONSOLIDATED 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #49 83% Compound Growth 47% 11% Dollars in Millions

OPERATING NET INCOME TREND1 2001 2002 2003 2004 3Q '04 3Q '05 Operating Net Income 35.818 38.799 46.75 63.615 14.691 16.26 CONSOLIDATED 36% Compound Growth 21% 11% 1GAAP Income from Continuing Operations adjusted as shown on slide #49 Dollars in Millions

EPS TREND FROM CONTINUING OPERATIONS1 2001 2002 2003 2004 3Q '04 3Q '05 EPS Trend from Continuing Operations 0.47 0.32 0.62 1.11 0.23 0.26 CONSOLIDATED 79% Compound Growth 33% 12% 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #49

EPS TREND FROM OPERATING NET INCOME1 2001 2002 2003 2004 3Q '04 3Q '05 EPS Trend from Operating Net Income 0.71 0.63 0.75 1 0.23 0.26 CONSOLIDATED 33% Compound Growth 12% 12% 1GAAP Income from Continuing Operations adjusted as shown on slide #49

ANNUAL RETURN BBX S&P 500 2001 140.08% -9.34% 2002 2.91% - 22.56% 2003 99.52% 24.54% 2004 35.68% 11.21% 2005 YTD* - 13.58% 1.39% *Total market returns as of 9/30/05 close BANKATLANTIC BANCORP

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this presentation and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward- looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the bank's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiative and other growth initiatives not being successful or producing results which do not justify their costs; the impact of periodic testing of goodwill and other intangible assets for impairment; as well as the costs related to the correction of compliance deficiencies associated with the USA Patriot Act, anti-money laundering laws and the Bank Secrecy Act, and whether or to what extent monetary or other penalties relating to these compliance deficiencies will be imposed on the Company by regulators or other federal agencies. Estimates and new account opening assumptions are based largely on the application of deposit growth trend lines from prior periods. The results or performance derived or implied, directly or indirectly from the estimates and assumptions, are based on our beliefs and may not be accurate. Past performance, actual or estimated new account openings and growth rates may not be indicative of future results. Further, these slides contain forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services, changes in economic or regulatory policies, its ability to recruit and retain financial consultants, the volatility of the stock market and fixed income markets, as well as its revenue mix, the success of new lines of business; and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck's control. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

Total Assets $6.4 Billion Billion +11.9% Total Deposits $3.7 Billion Billion +13.9% Total Loans (Net) $4.5 Billion Billion +8.8% Income from Continuing Ops (a) $16.3 Million Million +10.7% Operating Net Income (b) $16.3 Million Million +10.7% EPS from Continuing Ops (a) $0.26 +11.5% EPS from Operating Net Income(b) $0.26 +11.5% FINANCIAL HIGHLIGHTS 3Q'05 vs 3Q'04 3Q'05 CONSOLIDATED Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #49 (b) GAAP Income from Continuing Operations adjusted for the items shown on slide #49

CONSOLIDATED RECONCILIATION OF GAAP, CONTINUING OPERATIONS AND OPERATING EARNINGS NET INCOME (GAAP) $32,160 $ 50,335 $67,717 $70,768 $14,691 $16,260 Income from disc. ops. (8,492) (22,543) (29,120) Cumulative effect of a change in actg prin. (1,138) 15,107 Gruntal extra. item (23,749) INCOME FROM CONTINUING OPERATIONS $22,530 $19,150 $38,597 $70,768 $14,691 $16,260 Restructuring acquisition charges 215 5,398 Losses/(Gains) from debt redemption 253 2,031 8,153 7,632 Goodwill 10,527 Litigation (14,785) Securities impairment 2,293 12,220 Bank facilities impairment OPERATING NET INCOME $35,818 $38,799 $46,750 $63,615 $14,691 $16,260 DILUTED: EPS GAAP $0.65 $0.81 $1.08 $1.11 $0.23 $0.26 DILUTED: EPS CONTINUING OPERATIONS $0.47 $0.32 $0.62 $1.11 $0.23 $0.26 DILUTED: EPS OPERATING NET INCOME $0.71 $0.63 $0.75 $1.00 $0.23 $0.26 FY 2001 FY 2002 FY 2003 FY 2004 3Q'05 3Q'04 Dollars in Thousands, except for EPS

BANK OPERATIONS 2001 2002 2003 2004 3Q'05 Deposit Cost of Funds (including impact of free funding from DDAs) 3.68% 2.20% 1.23% 0.88% 1.14% Borrowing Cost of Funds (other interest bearing liabilities) 5.07% 4.35% 4.11% 3.45% 3.75% Total Cost of Funds 4.26% 2.98% 2.21% 1.59% 2.01% FUNDING COSTS

2001 2002 2003 2004 3Q'05 TOTAL ASSETS 4.4 5.1 4.8 6.4 6.4 LEVITT 0.2 0.3 0.4 Compound Growth 12% CONSOLIDATED (a) Excludes Levitt (b) Levitt's asset contribution prior to spin-off on 12/31/2003 $4.8(a) $0.4(b) TOTAL ASSETS Dollars in Billions $0.2b) $0.3(b)

Residential $2,161 47.2% +25% Commercial Real Estate 1,574 34.4% -7% Consumer 534 11.7% +15% Small Business 224 4.9% +18% Corporate 88 1.9% -18% Total Loans $4,580 100% +10% 3Q'05 Gross Outstandings % of Total 3Q'05 vs 3Q'04 Period-end Balances, Billions LOAN COMPOSITION BANK OPERATIONS